UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 30, 2015

FOUR OAKS FINCORP, INC.
(Exact name of registrant as specified in its charter)

North Carolina	000-22787	56-2028446
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6114 U.S. 301 South
Four Oaks, North Carolina	27524
(Address of principal executive offices)	(Zip Code)

(919) 963-2177

Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On August 4, 2015, Four Oaks Fincorp, Inc. (OTCQX: FOFN) (the “Company”) and its wholly owned subsidiary Four Oaks Bank & Trust Company (the “Bank”) announced the termination of the written agreement (the “2011 Written Agreement”) dated May 24, 2011 by and among the Company, the Bank, the Federal Reserve Bank of Richmond (the “FRB”) and the State of North Carolina Office of the Commissioner of Banks.  The termination of the 2011 Written Agreement was effective on July 30, 2015.

In connection with the termination of the 2011 Written Agreement, the Bank entered into a new, more narrow written agreement on July 30, 2015 (the “2015 Written Agreement”) with the FRB, which is unrelated to the Bank’s financial condition. Under the terms of the 2015 Written Agreement, the Bank has agreed to develop and submit for approval within the time periods specified therein:

●	a written plan to assure ongoing board oversight of the Bank’s management and operations;
●	a written program for the review of new products, services, or business lines acceptable to the FRB; and
●	an enhanced written program for conducting appropriate levels of customer due diligence by the Bank acceptable to the FRB.

In addition, the Bank has agreed that it will:

●
within 30 days after the end of each calendar quarter following the date of the 2015 Written Agreement, submit to FRB written progress reports detailing the form and manner of all actions taken to secure compliance with the 2015 Written Agreement and the results thereof; and

●	within 10 days of approval by FRB, adopt the approved programs specified in the second and third bullets, above.

A summary of the material terms of the 2011 Written Agreement was disclosed in the Company’s Current Report on Form 8-K on May 26, 2011, which summary is incorporated by reference herein. The 2015 Written Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K. The foregoing summary of the 2015 Written Agreement is subject to, and qualified in its entirety by, such document, which is incorporated herein by reference. A copy of the press release announcing the termination of the 2011 Written Agreement and the adoption of the 2015 Written Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 1.02	Termination of a Material Written Agreement.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the termination of the 2011 Written Agreement is incorporated by reference in this Item 1.02.

Item 9.01	Financial Statements; Exhibits.

(d)	Exhibits.

	Exhibit No.	Description of Exhibit

	10.1	Written Agreement, effective July 30, 2015, by and among Four Oaks Bank & Trust Company and the Federal Reserve Bank of Richmond
	99.1	Press Release issued on August 4, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUR OAKS FINCORP, INC.

By:  /s/ Nancy S. Wise
Nancy S. Wise
Executive Vice President,
Chief Financial Officer
Date:  August 4, 2015

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Written Agreement, effective July 30, 2015, by and among Four Oaks Bank & Trust Company and the Federal Reserve Bank of Richmond
99.1	Press Release issued on August 4, 2015